UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013
DTS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)

(818) 436-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the current report on Form 8-K (the “Original Report”) filed by DTS, Inc. (the “Company”) on March 11, 2013.

Item 2.02                      Results of Operations and Financial Condition

On March 11, 2013, the Company filed the Original Report and included as exhibits thereto a press release announcing its financial results for the quarter and year ended December 31, 2012 and related information and a corporate datasheet with financial results and certain estimated guidance for 2013, which datasheet was posted on the Company’s website (www.dts.com) in connection with the announcement of such financial results. This Form 8-K/A is being filed to revise certain financial results included in those exhibits to the Original Report as described below.

Subsequent to the release of the financial results and filing of the Original Report, the Company revised its consolidated financial statements to include (i) an accrual for foreign withholding taxes on certain undistributed earnings of a subsidiary in China and (ii) reclassifications of the deferred tax liabilities and certain unrecognized tax benefits on its Consolidated Balance Sheet as of December 31, 2012. As a result, the previously announced financial results for the quarter and year ended December 31, 2012 have been revised to (a) include an additional accrual for foreign withholding taxes in the amount of $0.4 million and (b) adjust the Company’s Consolidated Balance Sheet as of December 31, 2012 to reflect the reclassification of the deferred tax liabilities and certain unrecognized tax benefits.

The additional tax accrual results in a revised generally accepted accounting principles (“GAAP”) net loss for the quarter ended December 31, 2012 in the amount of $0.1 million, or $0.01 per diluted share, and a revised non-GAAP net income for the quarter ended December 31, 2012 in the amount of $5.7 million, or $0.31 per diluted share. For the year ended December 31, 2012, the revised GAAP net loss was $15.9 million, or $0.91 per diluted share, and the revised non-GAAP net income was $4.3 million, or $0.24 per diluted share. The adjustments to the balance sheet result in deferred tax liabilities and certain unrecognized tax benefits being netted with deferred tax assets. The GAAP and non-GAAP reconciling items for the quarter and year ended December 31, 2012 can be found in the “Non-GAAP Financial Metrics” schedule included in Exhibit 99.1 of this Form 8-K/A.

The Company has revised its press release, originally dated March 11, 2013, including a revised Consolidated Balance Sheet as of December 31, 2012, revised Consolidated Statements of Operations for the quarter and year ended December 31, 2012, revised Consolidated Statements of Cash Flows for the quarter and year ended December 31, 2012 and revised non-GAAP Financial Metrics for the quarter and year ended December 31, 2012, (collectively, the “Revised Press Release and Financials”) to give effect to the additional tax accrual and balance sheet adjustments, and the Revised Press Release and Financials are furnished with this Form 8-K/A as Exhibit 99.1. The Revised Press Release and Financials have been re-posted on the Company’s website. The Company has also revised the corporate datasheet to give effect to the additional tax accrual and balance sheet adjustments and re-posted it on the Company’s website, a copy of which is furnished with this Form 8-K/A as Exhibit 99.2.

The information in this Form 8-K/A, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed with the Commission, except as shall be expressly set forth by specific reference in such filing.  In addition, information on the Registrant’s website is not incorporated by reference into this Form 8-K/A and should not be considered part of this Form 8-K/A.

Use of Non-GAAP Financial Information

Included within this Form 8-K/A are non-GAAP financial measures that supplement the Company’s Consolidated Statements of Operations prepared under GAAP. These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for stock-based compensation, the amortization of intangible assets, and certain acquisition and integration-related charges. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules included in Exhibit 99.1 hereto and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Item 9.01                      Financial Statements and Exhibits

(d)          Exhibits

99.1
Revised press release, originally dated March 11, 2013, including revised Consolidated Balance Sheets as of December 31, 2012 and 2011, revised Consolidated Statements of Operations for the quarters and years ended December 31, 2012 and 2011, revised Consolidated Statements of Cash Flows for the quarters and years ended December 31, 2012 and 2011, revised non-GAAP Financial Metrics for the quarters and years ended December 31, 2012 and 2011 and non-GAAP Financial Targets for the year ended December 31, 2013.

99.2	Revised corporate datasheet, dated March 18, 2013, regarding financial results for the quarter and year ended December 31, 2012 and related information and estimated guidance for 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: March 18, 2013
By: /s/ Melvin Flanigan
Melvin Flanigan Executive Vice President, Finance and Chief Financial Officer (principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description
99.1
Revised press release, originally dated March 11, 2013, including revised Consolidated Balance Sheets as of December 31, 2012 and 2011, revised Consolidated Statements of Operations for the quarters and years ended December 31, 2012 and 2011, revised Consolidated Statements of Cash Flows for the quarters and years ended December 31, 2012 and 2011, revised non-GAAP Financial Metrics for the quarters and years ended December 31, 2012 and 2011 and non-GAAP Financial Targets for the year ended December 31, 2013.

99.2	Revised corporate datasheet, dated March 18, 2013, regarding financial results for the quarter and year ended December 31, 2012 and related information and estimated guidance for 2013.